MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

                     Supplement to the Current Prospectuses


Effective immediately, the above fund changed its name from MFS International Value Fund to MFS International Strategic Value Fund.




                 The date of this Supplement is October 1, 2002